UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2011

NORTHEAST UTILITIES

(Exact name of registrant as specified in its charter)

Massachusetts	001-5324	04-2147929
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Federal Street, Building 111-4 Springfield, Massachusetts	01105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 665-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5

Corporate Governance and Management

Item 5.07

Submission of Matters to a Vote of Security Holders.

On March 4, 2011, Northeast Utilities held a special meeting of shareholders (the “Special Meeting”) in connection with the Agreement and Plan of Merger, dated as of October 16, 2010, as amended on November 1, 2010 and December 16, 2010, by and among Northeast Utilities, Northeast Utilities Holding Energy 1 LLC, Northeast Utilities Holding Energy 2 LLC and NSTAR (the “Merger Agreement”).  The proposals submitted to shareholders of Northeast Utilities at the Special Meeting were as follows:

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Proposal 1:  Adopt the Merger Agreement and approve the merger, and to issue Northeast Utilities common shares to NSTAR shareholders pursuant to the merger.

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Proposal 2:  Increase the number of Northeast Utilities common shares authorized for issuance.

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Proposal 3:  Fix the number of trustees of the Northeast Utilities board of trustees at 14.

Each proposal is described in detail in the joint proxy statement/prospectus filed with the Securities and Exchange Commission on January 5, 2011.

The voting results for each proposal, including the numbers of votes cast for, against or withheld, and the number of abstentions and broker non-votes, are set forth below. The shareholders voted to approve Proposals 1, 2 and 3.  In connection with the Special Meeting, Northeast Utilities also solicited proxies with respect to the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies. As there were sufficient votes from Northeast Utilities shareholders to approve Proposals 1, 2 and 3, adjournment of the Special Meeting to solicit additional proxies was unnecessary and the adjournment proposal was not submitted to Northeast Utilities shareholders for approval at the Special Meeting.

Proposal 1:

Adopt the Merger Agreement and approve the merger, and to issue Northeast Utilities common shares to the NSTAR shareholders pursuant to the merger

Votes For	Votes Against	Abstentions	Broker Non-Votes
140,165,555	2,520,727	540,096	*

Proposal 2:

Increase the number of Northeast Utilities common shares

Votes For	Votes Against	Abstentions	Broker Non-Votes
139,962,176	2,552,967	711,236	*

Proposal 3:

Fix the number of trustees of the Northeast Utilities board of trustees at 14

Votes For	Votes Against	Abstentions	Broker Non-Votes
138,278,746	4,210,460	737,176	*

* These were no Broker Non-Votes because all three proposals were non-discretionary.

Section 8

Other Events

Item 8.01

Other Events.

On March 4, 2011, Northeast Utilities issued a news release announcing the results of the Special Meeting. The news release is attached as Exhibit 99.1 and is incorporated herein by reference.

Section 9

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description
99.1	News release, dated March 4, 2011, issued by Northeast Utilities announcing the Special Meeting results.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES

(Registrant)

March 4, 2011

By:

/S/ JAY S. BUTH

Jay S. Buth

Vice President-Accounting and Controller

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